CERTIFICATION  PURSUANT  TO
                            18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


IN CONNECTION WITH THE QUARTERLY REPORT OF NEW MEDIUM ENTERPRISES, INC. ON FORM 10-QSB FOR THE PERIOD ENDING MARCH 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, IRENE KUAN TREASURER & CHAIRMAN OF THE BOARD OF NEW MEDIUM ENTERPRISES, INC. CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

     (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED; AND

     (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NEW MEDIUM ENTERPRISES, INC.



/S/  IRENE  KUAN
-----------------------
CHAIRMAN,  TREASURER
MAY 15,  2005